                                                              EXHIBIT P

                       CONSENT TO ASSIGNMENT AND NOVATION

          Each of the undersigned is a party to that certain Common Stock Purchase Agreement, dated as of February 13, 2001, by and among First Southern Bancorp, Inc., a Kentucky corporation ("First Southern"), Larry E. Ryherd and the other individuals and entities identified therein (the "Purchase Agreement"), regarding the purchase of certain shares of common stock (the "Shares") of United Trust Group, Inc., an Illinois corporation ("United").

          First Southern desires to transfer any and all of its right, title and interest in and to the Purchase Agreement to United, and United desires to assume any and all of First Southern's obligations under the Purchase Agreement, including without limitation First Southern's obligation to purchase the Shares and pay the purchase price therefor, including the issuance of the Notes (as defined in the Purchase Agreement) (the "Assignment"). By signing herein below, each of the undersigned hereby consents to the Assignment, releases First Southern from any liability or obligation under the Purchase Agreement, and acknowledges that the purchase price of the Shares to be sold pursuant to the Purchase Agreement shall be paid by United as set forth in the Purchase Agreement (including without limitation the issuance of Notes of United).

         This Consent to Assignment and Novation may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

          Agreed and Accepted this 6th day of April, 2001.


                                              /S/ LARRY E. RYHERD
                                              LARRY E. RYHERD


                                              /S/ DOROTHY L. RYHERD
                                              DOROTHY L. RYHERD


                                              ILLINOIS NATIONAL BANK,
                                              Successor Trustee of the Shari
                                              Lynnette Serr Irrevocable Trust
                                              Under Agreement dated December
                                              30, 1987


                                              By:/S/ PATRICK PHALEN

                                              Its:SENIOR VICE PRESIDENT &
                                                  TRUST OFFICER

                                              ILLINOIS NATIONAL BANK,
                                              Successor Trustee of the Derek
                                              Scott Ryherd Irrevocable Trust
                                              Under Agreement dated December
                                              30, 1987


                                              By:/S/ PATRICK PHALEN

                                              Its:SENIOR VICE PRESIDENT &
                                                  TRUST OFFICER



                                              ILLINOIS NATIONAL BANK,
                                              Successor Trustee of the Jarad
                                              John Ryherd Irrevocable Trust
                                              Under Agreement dated December
                                              30, 1987


                                              By:/S/ PATRICK PHALEN

                                              Its:SENIOR VICE PRESIDENT &
                                                  TRUST OFFICER


                                             DOUGLAS W. RYHERD - IRA


                                             By /S/ DOUGLAS W. RYHERD IRA

                                             Its:___________________________


                                             /S/ SHARI LYNNETTE SERR
                                             SHARI LYNNETTE SERR


                                             /S/ JARAD JOHN RYHERD
                                             JARAD JOHN RYHERD


                                             /S/ DEREK SCOTT RYHERD
                                             DEREK SCOTT RYHERD

                                             /S/ DOROTHY L. RYHERD
                                             DOROTHY L. RYHERD, Custodian
                                             for Casey Jaye Serr UGMA IL


                                             /S/ LARRY E. RYHERD
                                             LARRY E. RYHERD, Custodian for
                                             Casey Jaye Serr UGMA IL


                                             /S/ STEVEN W. SERR
                                             STEVEN W. SERR


                                             /S/ HALCIE B. BROWN
                                             HALCIE B. BROWN


                                             /S/ DOUGLAS W. RYHERD
                                             DOUGLAS W. RYHERD


                                             /S/ SUSAN J. RYHERD
                                             SUSAN J. RYHERD


                                             /S/ DOUGLAS W. RYHERD
                                             DOUGLAS W. RYHERD, Custodian for
                                             Bryan D. Ryherd UGMA IL


                                             /S/ DOUGLAS W. RYHERD
                                             DOUGLAS W. RYHERD,
                                             Custodian for Evan Ryherd UGMA IL


                                             /S/ ELLA E. CAMPBELL
                                             ELLA E. CAMPBELL


                                             /S/ DOUGLAS W. RYHERD
                                             DOUGLAS W. RYHERD, Custodian for
                                             Jordan Ray Ryherd UGMA IL

                                             /S/ LARRY E. RYHERD
                                             LARRY E. RYHERD, as the
                                             "Seller's Agent"

                                             /S/ Dorothy L. Ryherd (Grandparent)
                                             /S/ CASEY JAYE SERR
                                             CASEY JAYE SERR, as "Beneficiary"


                                             /S/ DOUGLAS RYHERD, FATHER
                                             BRYAN D. RYHERD, as "Beneficiary"


                                             /S/ DOUGLAS RYHERD, FATHER
                                             EVAN RYHERD, as "Beneficiary"


                                             /S/ DOUGLAS RYHERD, FATHER
                                             JORDAN RAY RYHERD, as
                                               "Beneficiary"